JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated May 27, 2025 to PROSPECTUSES dated April 28, 2025

Changes to Variable Investment Options

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 28, 2025 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

Portfolio Subadvisor Change

Effective on or about May 28, 2025 (the “Effective Date”), the following John Hancock Variable Insurance Trust (“JHVIT”) portfolio’s “Former Subadvisor” will be replaced by the “New Subadvisor” indicated below:

Former Subadvisor	New Subadvisor
Dimensional Fund Advisers LP and GW&K Investment	Dimensional Fund Advisers LP
Management, LLC

As a result, after the Effective Date, all references in the prospectuses to the Former Subadvisor are changed to the New Subadvisor, respectively.

Changes to Current Expenses

In addition, effective May 28, 2025, there is a reduction in “Current Expenses” for the JHVIT Small Cap Opportunities Trust in the “Appendix: Portfolios Available Under the Contract” section of the Annuity Prospectus.

Accordingly, the name, subadvisor, and “Current Expenses” of the JHVIT Small Cap Opportunities Trust portfolio are updated as follows in the “Appendix: Portfolios Available Under the Contract” section of each Annuity Prospectus where the appendix lists Small Cap Opportunities Trust Series I:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)

			1-Year	5-Year	10-Year
To seek long-term capital appreciation.	Small Cap Opportunities Trust – Series I John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisers LP	0.86%*	8.58	10.68	8.50

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

The name, subadvisor, and “Current Expenses” of the JHVIT Small Cap Opportunities Trust portfolio are updated as follows in the “Appendix: Portfolios Available Under the Contract” section of each Annuity Prospectus where the appendix lists Small Cap Opportunities Trust Series II:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24) (%)

			1-Year	5-Year	10-Year
To seek long-term capital appreciation.	Small Cap Opportunities Trust – Series II John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisers LP	1.06%*	8.37	10.46	8.28

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should retain this Supplement for future reference.

Supplement dated May 27, 2025

05/25:VAPS75	333-70728	333-71074
	333-70730	033-79112
	333-70850	333-83558
333-71072